                                                                    Exhibit 21.1

EXHIBIT C

CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                         PERIOD ENDING OCTOBER 31, 2004

The information which is required to be prepared with respect to the Payment Date of November 22, 2004 and with respect to the performance of the Trust during the period of October 1, 2004 through October 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to principal payment to the Class A Noteholder ..............     $                -
                                                                                                                 ------------------

     2.  The amount of distribution in respect to principal payment to the Class B Noteholder ..............     $                -
                                                                                                                 ------------------

     3.  The amount of distribution in respect to principal payment to the Class C Noteholder ..............     $                -
                                                                                                                 ------------------

     4.  The amount of distribution in respect to principal payment to the Class D Noteholder ..............     $                -
                                                                                                                 ------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to the Class A Monthly Interest  ............................                1.98000
                                                                                                                 ------------------

     2.  The amount of distribution in respect to the Class B Monthly Interest  ............................                2.39250
                                                                                                                 ------------------

     3.  The amount of distribution in respect to the Class C Monthly Interest  ............................                3.08000
                                                                                                                 ------------------

     4.  The amount of distribution in respect to the Class D Monthly Interest  ............................                5.41750
                                                                                                                 ------------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The total amount of distribution in respect to the Class A Noteholder  ............................                1.98000
                                                                                                                 ------------------

     2.  The total amount of distribution in respect to the Class B Noteholder  ............................                2.39250
                                                                                                                 ------------------

     3.  The total amount of distribution in respect to the Class C Noteholder  ............................                3.08000
                                                                                                                 ------------------

     4.  The total amount of distribution in respect to the Class D Noteholder  ............................                5.41750
                                                                                                                 ------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

     1.  The aggregate amount of such Collections with respect to Principal Receivables for the
         Monthly Period preceding such Payment Date ........................................................     $   693,106,696.54
                                                                                                                 ------------------

     2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
         Receivables for the Monthly Period preceding such Payment Date ....................................     $    57,482,141.08
                                                                                                                 ------------------

     3.  Recoveries for the preceding Monthly Period .......................................................     $     1,450,615.78
                                                                                                                 ------------------

     4.  The Defaulted Amount for the preceding Monthly Period .............................................     $    18,445,743.79
                                                                                                                 ------------------

     5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
         Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
         Receivables for the preceding Monthly Period  .....................................................                   6.45%
                                                                                                                 ------------------

     6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
         Monthly Period ....................................................................................     $ 3,096,279,841.06
                                                                                                                 ------------------

     7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
         Monthly Period  ...................................................................................     $ 3,115,257,458.10
                                                                                                                 ------------------

     8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
         beginning of the preceding Monthly Period  ........................................................     $    58,138,749.73
                                                                                                                 ------------------

     9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the
         last day of the preceding Monthly Period ..........................................................     $    54,222,061.55
                                                                                                                 ------------------

     10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last
         day of the preceding Monthly Period ...............................................................     $ 2,494,750,000.00
                                                                                                                 ------------------

     11. The Transferor Interest as of the last day of the preceding Monthly Period ........................     $   620,507,458.10
                                                                                                                 ------------------

     12. The transferor percentage as of the last day of the preceding Monthly Period ......................                  19.92%
                                                                                                                 ------------------

     13. The Required Transferor Percentage ................................................................                   7.00%
                                                                                                                 ------------------

     14. The Required Transferor Interest ..................................................................     $   218,068,022.07
                                                                                                                 ------------------

     15. The monthly principal payment rate for the preceding Monthly Period ...............................                 22.385%
                                                                                                                 ------------------

     16. The balance in the Excess Funding Account as of the last day of the preceding Monthly
         Period ............................................................................................     $                -
                                                                                                                 ------------------

     17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such
         Payment Date:

                                                                             Percentage           Aggregate
                                                                              of Total             Account
                                                                             Receivables           Balance
                      (a) Delinquent between 30 days and 59 days                1.108%        $  35,103,025.05
                      (b) Delinquent between 60 days and 89 days                1.115%        $  35,342,550.04
                      (c) Delinquent between 90 days and 119 days               0.824%        $  26,129,860.49
                      (d) Delinquent between 120 days and 149 days              0.659%        $  20,876,306.01
                      (e) Delinquent between 150 days and 179 days              0.637%        $  20,177,004.18
                      (f) Delinquent 180 days or greater                        0.000%        $              -
                                                                                -----         ----------------
                      (g) Aggregate                                             4.342%        $ 137,628,745.77
                                                                                =====         ================

V.   Information regarding Series 2000-C

     1.  The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2000-C as of the last day of
         the related Monthly Period ......................................................                       $   400,000,000.00
                                                                                                                 ------------------
     2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2000-C on the last day of
         the related Monthly Period ......................................................                       $   400,000,000.00
                                                                                                                 ------------------
                                                                                             NOTE FACTORS
     3.  The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on the last day of
         the related Monthly Period ......................................................      1.0000           $   320,000,000.00
                                                                                                                 ------------------

     4.  The amount of Principal Receivables in the Trust represented by the
         Class B Note Principal Balance on the last day of the related Monthly
         Period ..........................................................................      1.0000           $    38,000,000.00
                                                                                                                 ------------------

     5.  The amount of Principal Receivables in the Trust represented by the
         Class C Note Principal Balance on the last day of the related Monthly
         Period ..........................................................................      1.0000           $    28,000,000.00
                                                                                                                 ------------------

     6.  The amount of Principal Receivables in the trust represented by the
         Class D Note Principal Balance on the last day of the related Monthly
         Period ..........................................................................      1.0000           $    14,000,000.00
                                                                                                                 ------------------

     7.  The Floating Investor Percentage with respect to the period:

     October 1, 2004 through October 20, 2004                                                                            12.9187289%
                                                                                                                 ------------------

     October 21, 2004 through October 31, 2004                                                                           12.7934643%
                                                                                                                 ------------------

     8.  The Fixed Investor Percentage with respect to the period:

     October 1, 2004 through October 20, 2004                                                                                   N/A
                                                                                                                 ------------------

     October 21, 2004 through October 31, 2004                                                                                  N/A
                                                                                                                 ------------------

     9.  The amount of Investor Principal Collections applicable to Series
         2000-C ..........................................................................                       $    89,236,163.91
                                                                                                                 ------------------

     10a.The amount of Available Finance Charge Collections on deposit
         in the Collection Account on the related Payment Date ...........................                       $     5,655,374.21
                                                                                                                 ------------------

     10b.The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
         Section 8.04(a) of the Master Indenture .........................................                       $     1,751,233.05
                                                                                                                 ------------------

     11. The Investor Default Amount for the related Monthly Period ......................                       $     2,363,990.63
                                                                                                                 ------------------

     12. The Monthly Servicing Fee for the related Monthly Period ..........................................     $       666,666.67
                                                                                                                 ------------------

     13. Trust yields for the related Monthly Period

         a.   The cash yield for the related Monthly Period ................................................                  22.22%
                                                                                                                 ------------------

         b.   The default rate for the related Monthly Period ..............................................                   7.09%
                                                                                                                 ------------------

         c.   The Net Portfolio Yield for the related Monthly Period .......................................                  15.13%
                                                                                                                 ------------------

         d.   The Base Rate for the related Monthly Period .................................................                   4.66%
                                                                                                                 ------------------

         e.   The Excess Spread Percentage for the related Monthly Period ..................................                  10.47%
                                                                                                                 ------------------

         f.   The Quarterly Excess Spread Percentage for the related Monthly Period ........................                  10.24%
                                                                                                                 ------------------

                       i)   Excess Spread Percentage related to                   Oct-04                                      10.47%
                                                                                                                 ------------------

                       ii)  Excess Spread Percentage related to                   Sep-04                                       9.79%
                                                                                                                 ------------------

                       iii) Excess Spread Percentage related to                   Aug-04                                      10.46%
                                                                                                                 ------------------

     14. Floating Rate Determinations:

     LIBOR for the Interest Period from  October 20, 2004 through and  including November 21, 2004                          1.91000%
                                                                                                                 ------------------

     15. Principal Funding Account

         a.   The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits
              and withdraws for the related Payment Date) ..................................................     $                -
                                                                                                                 ------------------

         b.   The Accumulation Shortfall with respect to the related Monthly Period ........................     $                -
                                                                                                                 ------------------

         c.   The Principal Funding Investment Proceeds deposited in the Collection
              Account to be treated as Available Finance Charge Collections ................................     $                -
                                                                                                                 ------------------

     16. Reserve Account

         a.   The amount on deposit in the Reserve Account on the related Payment
              Date (after taking into consideration deposits and withdraws for the
              related Payment Date) ........................................................................     $                -
                                                                                                                 ------------------

         b.   The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance
              Charge Collections                                                                                 $                -

         c.   Interest earnings on the Reserve Account deposited into the Collection
              Account to be treated as Available Finance Charge Collections ................................     $                -
                                                                                                                 ------------------

     17. Cash Collateral Account

         a.   The Required Cash Collateral Account Amount on the related Payment Date ......................     $     7,000,000.00
                                                                                                                 ------------------

         b.   The Available Cash Collateral Account Amount on the related Payment Date .....................     $     7,000,000.00
                                                                                                                 ------------------

     18. Investor Charge-Offs

         a.   The aggregate amount of Investor Charge-Offs for the related Monthly Period ..................     $                -
                                                                                                                 ------------------

         b.   The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ..................     $                -
                                                                                                                 ------------------

     19. The Monthly Principal Reallocation Amount for the related Monthly Period ..........................     $                -
                                                                                                                 ------------------

                           Advanta Bank Corp.
                           as Servicer

                           By: /s/ MICHAEL COCO
                           Name:  Michael Coco
                           Title:  Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                         PERIOD ENDING OCTOBER 31, 2004

The information which is required to be prepared with respect to the Payment Date of November 22, 2004 and with respect to the performance of the Trust during the period of October 1, 2004 through October 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to principal payment to the Class A Noteholder ................     $                -
                                                                                                                  ------------------

    2.  The amount of distribution in respect to principal payment to the Class B Noteholder ................     $                -
                                                                                                                  ------------------

    3.  The amount of distribution in respect to principal payment to the Class C Noteholder ................     $                -
                                                                                                                  ------------------

    4.  The amount of distribution in respect to principal payment to the Class D Noteholder ................     $                -
                                                                                                                  ------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to the Class A Monthly Interest ...............................                2.02583
                                                                                                                  ------------------

    2.  The amount of distribution in respect to the Class B Monthly Interest ...............................                2.53000
                                                                                                                  ------------------

    3.  The amount of distribution in respect to the Class C Monthly Interest ...............................                3.17167
                                                                                                                  ------------------

    4.  The amount of distribution in respect to the Class D Monthly Interest ...............................                6.33417
                                                                                                                  ------------------

III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The total amount of distribution in respect to the Class A Noteholder ...............................                2.02583
                                                                                                                  ------------------

    2.  The total amount of distribution in respect to the Class B Noteholder ...............................                2.53000
                                                                                                                  ------------------

    3.  The total amount of distribution in respect to the Class C Noteholder ...............................                3.17167
                                                                                                                  ------------------

    4.  The total amount of distribution in respect to the Class D Noteholder ...............................                6.33417
                                                                                                                  ------------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

    1.  The aggregate amount of such Collections with respect to Principal Receivables for the
        Monthly Period preceding such Payment Date ..........................................................     $   693,106,696.54
                                                                                                                  ------------------

    2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
        Receivables for the Monthly Period preceding such Payment Date ......................................     $    57,482,141.08
                                                                                                                  ------------------

    3.  Recoveries for the preceding Monthly Period .........................................................     $     1,450,615.78
                                                                                                                  ------------------

    4.  The Defaulted Amount for the preceding Monthly Period ...............................................     $    18,445,743.79
                                                                                                                  ------------------

    5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
        Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
        Receivables for the preceding Monthly Period ........................................................                  6.45%
                                                                                                                  ------------------

    6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
        Monthly Period ......................................................................................     $ 3,096,279,841.06
                                                                                                                  ------------------

    7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
        Monthly Period ......................................................................................     $ 3,115,257,458.10
                                                                                                                  ------------------

    8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
        beginning of the preceding Monthly Period ...........................................................     $    58,138,749.73
                                                                                                                  ------------------

    9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day of the
        preceding Monthly Period ............................................................................     $    54,222,061.55
                                                                                                                  ------------------

    10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last
         day of the preceding Monthly Period ................................................................     $ 2,494,750,000.00
                                                                                                                  ------------------

    11.  The Transferor Interest as of the last day of the preceding Monthly Period .........................     $   620,507,458.10
                                                                                                                  ------------------

    12.  The transferor percentage as of the last day of the preceding Monthly Period .......................                 19.92%
                                                                                                                  ------------------

    13.  The Required Transferor Percentage .................................................................                  7.00%
                                                                                                                  ------------------

    14.  The Required Transferor Interest ...................................................................     $   218,068,022.07
                                                                                                                  ------------------

    15.  The monthly principal payment rate for the preceding Monthly Period ................................                22.385%
                                                                                                                  ------------------

    16.  The balance in the Excess Funding Account as of the last day of the preceding Monthly Period .......     $                -
                                                                                                                  ------------------

    17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:


                                                                          Percentage                 Aggregate
                                                                           of Total                   Account
                                                                         Receivables                  Balance
                      (a) Delinquent between 30 days and 59 days            1.108%              $  35,103,025.05
                      (b) Delinquent between 60 days and 89 days            1.115%              $  35,342,550.04
                      (c) Delinquent between 90 days and 119 days           0.824%              $  26,129,860.49
                      (d) Delinquent between 120 days and 149 days          0.659%              $  20,876,306.01
                      (e) Delinquent between 150 days and 179 days          0.637%              $  20,177,004.18
                      (f) Delinquent 180 days or greater                    0.000%              $              -
                                                                            ------              ----------------
                      (g) Aggregate                                         4.342%              $ 137,628,745.77
                                                                            ======              ================

V. Information regarding Series 2001-A

   1.  The amount of Principal Receivables in the Trust  represented by the Invested Amount of
       Series 2001-A as of the last day of the related Monthly Period .............................               $   300,000,000.00
                                                                                                                  ------------------

   2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested
       Amount of Series 2001-A on the last day of the related Monthly Period ......................               $   300,000,000.00
                                                                                                                  ------------------
                                                                                                   NOTE FACTORS

   3.  The amount of Principal Receivables in the Trust represented by the Class A Note
       Principal Balance on the last day of the related Monthly Period ............................   1.0000      $   240,000,000.00
                                                                                                                  ------------------

   4.  The amount of Principal Receivables in the Trust represented by the Class B Note
       Principal Balance on the last day of the related Monthly Period ............................   1.0000      $    28,500,000.00
                                                                                                                  ------------------

   5.  The amount of Principal Receivables in the Trust represented by the Class C Note
       Principal Balance on the last day of the related Monthly Period ............................   1.0000      $    21,000,000.00
                                                                                                                  ------------------

   6.  The amount of Principal Receivables in the trust represented by the Class D Note
       Principal Balance on the last day of the related Monthly Period ............................   1.0000      $    10,500,000.00
                                                                                                                  ------------------

   7.  The Floating Investor Percentage with respect to the period:

   October 1, 2004 through October 20, 2004                                                                               9.6890467%
                                                                                                                  ------------------
   October 21, 2004 through October 31, 2004                                                                              9.5950982%
                                                                                                                  ------------------

   8.  The Fixed Investor Percentage with respect to the period:

   October 1, 2004 through October 20, 2004                                                                                      N/A
                                                                                                                  ------------------
   October 21, 2004 through October 31, 2004                                                                                     N/A
                                                                                                                  ------------------

   9. The amount of Investor Principal Collections applicable to Series 2001-A ....................               $    66,927,122.98
                                                                                                                  ------------------

   10a.  The amount of Available Finance Charge Collections on deposit in the Collection Account
         on the related Payment Date ..............................................................               $     4,241,530.65
                                                                                                                  ------------------

   10b.  The amount of Available Finance Charge Collections not on deposit in the Collection
         Account on the related Payment Date pursuant to Section 8.04(a) of the Master
         Indenture ................................................................................               $     1,313,424.78
                                                                                                                  ------------------

   11.  The Investor Default Amount for the related Monthly Period ................................               $     1,772,992.97
                                                                                                                  ------------------

   12.  The Monthly Servicing Fee for the related Monthly Period ..................................               $       500,000.00
                                                                                                                  ------------------

   13.  Trust yields for the related Monthly Period

        a. The cash yield for the related Monthly Period ..........................................                           22.22%
                                                                                                                  ------------------

        b. The default rate for the related Monthly Period ........................................                            7.09%
                                                                                                                  ------------------

        c. The Net Portfolio Yield for the related Monthly Period .................................                           15.13%
                                                                                                                  ------------------

        d.  The Base Rate for the related Monthly Period ..........................................                            4.77%
                                                                                                                  ------------------

        e.  The Excess Spread Percentage for the related Monthly Period ...........................                           10.36%
                                                                                                                  ------------------

        f.  The Quarterly Excess Spread Percentage for the related Monthly Period                                             10.14%
                                                                                                                  ------------------

                    i) Excess Spread Percentage related to          Oct-04                                                    10.36%
                                                                                                                  ------------------

                    ii) Excess Spread Percentage related to         Sep-04                                                     9.69%
                                                                                                                  ------------------

                    iii) Excess Spread Percentage related to        Aug-04                                                    10.36%
                                                                                                                  ------------------

   14.  Floating Rate Determinations:

   LIBOR for the Interest Period from October 20, 2004 through and including November 21, 2004 ....                         1.91000%
                                                                                                                  ------------------

   15.  Principal Funding Account

        a.  The amount on deposit in the Principal Funding Account on the related Payment
            Date (after taking into consideration deposits and withdraws for the related
            Payment Date) .........................................................................               $                -
                                                                                                                  ------------------

        b.  The Accumulation Shortfall with respect to the related Monthly Period .................               $                -
                                                                                                                  ------------------

        c.  The Principal Funding Investment Proceeds deposited in the Collection Account to be
            treated as Available Finance Charge Collections .......................................               $                -
                                                                                                                  ------------------

   16.  Reserve Account

        a.  The amount on deposit in the Reserve Account on the related Payment Date
            (after taking into consideration deposits and withdraws for the related Payment Date) .               $                -
                                                                                                                  ------------------

        b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection
            Account to be treated as Available Finance Charge Collections .........................               $                -
                                                                                                                  ------------------
        c.  Interest earnings on the Reserve Account deposited into the Collection Account to be
            treated as Available Finance Charge Collections .......................................               $                -
                                                                                                                  ------------------

   17.  Cash Collateral Account

        a.  The Required Cash Collateral Account Amount on the related Payment Date ...............               $     5,250,000.00
                                                                                                                  ------------------

        b.  The Available Cash Collateral Account Amount on the related Payment Date ..............               $     5,250,000.00
                                                                                                                  ------------------

   18.  Investor Charge-Offs

        a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period ...........               $                -
                                                                                                                  ------------------

        b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ...........               $                -
                                                                                                                  ------------------

   19.  The Monthly Principal Reallocation Amount for the related Monthly Period ..................               $                -
                                                                                                                  ------------------

                                Advanta Bank Corp.
                                as Servicer

                                By: /s/ MICHAEL COCO
                                Name: Michael Coco
                                Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAK7
CLASS B CUSIP #00761HAL5
CLASS C CUSIP #00761HAM3



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2002-A
                         PERIOD ENDING OCTOBER 31, 2004

The information which is required to be prepared with respect to the Payment Date of November 22, 2004 and with respect to the performance of the Trust during the period of October 1, 2004 through October 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2002-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to principal payment to the Class A Noteholder ................     $                -
                                                                                                                  ------------------

    2.  The amount of distribution in respect to principal payment to the Class B Noteholder ................     $                -
                                                                                                                  ------------------

    3.  The amount of distribution in respect to principal payment to the Class C Noteholder ................     $                -
                                                                                                                  ------------------

    4.  The amount of distribution in respect to principal payment to the Class D Noteholder ................     $                -
                                                                                                                  ------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to the Class A Monthly Interest ...............................                1.93417
                                                                                                                  ------------------

    2.  The amount of distribution in respect to the Class B Monthly Interest ...............................                2.39250
                                                                                                                  ------------------

    3.  The amount of distribution in respect to the Class C Monthly Interest ...............................                3.35500
                                                                                                                  ------------------

    4.  The amount of distribution in respect to the Class D Monthly Interest ...............................                7.70917
                                                                                                                  ------------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The total amount of distribution in respect to the Class A Noteholder ...............................                1.93417
                                                                                                                  ------------------

    2.  The total amount of distribution in respect to the Class B Noteholder ...............................                2.39250
                                                                                                                  ------------------

    3.  The total amount of distribution in respect to the Class C Noteholder ...............................                3.35500
                                                                                                                  ------------------

    4.  The total amount of distribution in respect to the Class D Noteholder ...............................                7.70917
                                                                                                                  ------------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

    1.  The aggregate amount of such Collections with respect to Principal Receivables for the
        Monthly Period preceding such Payment Date ..........................................................     $   693,106,696.54
                                                                                                                  ------------------

    2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
        Receivables for the Monthly Period preceding such Payment Date ......................................     $    57,482,141.08
                                                                                                                  ------------------

    3.  Recoveries for the preceding Monthly Period .........................................................     $     1,450,615.78
                                                                                                                  ------------------

    4.  The Defaulted Amount for the preceding Monthly Period ...............................................     $    18,445,743.79
                                                                                                                  ------------------

    5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is the average Receivables
        for the preceding Monthly Period ....................................................................                  6.45%
                                                                                                                  ------------------

    6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
        Monthly Period ......................................................................................     $ 3,096,279,841.06
                                                                                                                  ------------------

    7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
        Monthly Period ......................................................................................     $ 3,115,257,458.10
                                                                                                                  ------------------

    8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
        beginning of the preceding Monthly Period ...........................................................     $    58,138,749.73
                                                                                                                  ------------------

    9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the last
        day of the preceding Monthly Period .................................................................     $    54,222,061.55
                                                                                                                  ------------------

    10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
         of the preceding Monthly Period ....................................................................     $ 2,494,750,000.00
                                                                                                                  ------------------

    11.  The Transferor Interest as of the last day of the preceding Monthly Period .........................     $   620,507,458.10
                                                                                                                  ------------------

    12.  The transferor percentage as of the last day of the preceding Monthly Period .......................                 19.92%
                                                                                                                  ------------------

    13.  The Required Transferor Percentage .................................................................                  7.00%
                                                                                                                  ------------------

    14.  The Required Transferor Interest ...................................................................     $   218,068,022.07
                                                                                                                  ------------------

    15.  The monthly principal payment rate for the preceding Monthly Period ................................                22.385%
                                                                                                                  ------------------

    16.  The balance in the Excess Funding Account as of the last day of the preceding Monthly Period .......     $                -
                                                                                                                  ------------------

    17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                          Percentage                 Aggregate
                                                                           of Total                   Account
                                                                         Receivables                  Balance
                      (a) Delinquent between 30 days and 59 days            1.108%              $  35,103,025.05
                      (b) Delinquent between 60 days and 89 days            1.115%              $  35,342,550.04
                      (c) Delinquent between 90 days and 119 days           0.824%              $  26,129,860.49
                      (d) Delinquent between 120 days and 149 days          0.659%              $  20,876,306.01
                      (e) Delinquent between 150 days and 179 days          0.637%              $  20,177,004.18
                      (f) Delinquent 180 days or greater                    0.000%              $              -
                                                                            ------              ----------------
                      (g) Aggregate                                         4.342%              $ 137,628,745.77
                                                                            ======              ================

V.  Information regarding Series 2002-A

    1.  The amount of Principal Receivables in the Trust  represented by the Invested
        Amount of Series 2002-A as of the last day of the related Monthly Period ..................               $   300,000,000.00
                                                                                                                  ------------------

    2.  The amount of Principal Receivables in the Trust represented by the Adjusted
        Invested Amount of Series 2002-A on the last day of the related Monthly Period ............               $   300,000,000.00
                                                                                                                  ------------------
                                                                                                   NOTE FACTORS

    3.  The amount of Principal Receivables in the Trust represented by the Class A Note
        Principal Balance on the last day of the related Monthly Period ...........................   1.0000      $   240,000,000.00
                                                                                                                  ------------------

    4.  The amount of Principal Receivables in the Trust represented by the Class B Note
        Principal Balance on the last day of the related Monthly Period ...........................   1.0000      $    27,750,000.00
                                                                                                                  ------------------

    5.  The amount of Principal Receivables in the Trust represented by the Class C Note
        Principal Balance on the last day of the related Monthly Period ...........................   1.0000      $    21,750,000.00
                                                                                                                  ------------------

    6.  The amount of Principal Receivables in the trust represented by the Class D Note
        Principal Balance on the last day of the related Monthly Period ...........................   1.0000      $    10,500,000.00
                                                                                                                  ------------------

    7.  The Floating Investor Percentage with respect to the period:

    October 1, 2004 through October 20, 2004                                                                              9.6890467%
                                                                                                                  ------------------
    October 21, 2004 through October 31, 2004                                                                             9.5950982%
                                                                                                                  ------------------

    8.  The Fixed Investor Percentage with respect to the period:

    October 1, 2004 through October 20, 2004                                                                                     N/A
                                                                                                                  ------------------

    October 21, 2004 through October 31, 2004                                                                                    N/A
                                                                                                                  ------------------

    9. The amount of Investor Principal Collections applicable to Series 2002-A .............................     $    66,927,122.98
                                                                                                                  ------------------

    10a. The amount of the Investor Finance Charge Collections on deposit in the
         Collection Account on the Related Payment Date to be treated as Servicer
         Interchange ........................................................................................     $        62,500.00
                                                                                                                  ------------------

    10b. The amount of Available Finance Charge Collections on deposit in the
         Collection Account on the related Payment Date .....................................................     $     4,241,530.65
                                                                                                                  ------------------

    10c. The amount of Available Finance Charge Collections not on deposit in the
         Collection Account on the related Payment Date pursuant to Section 8.04(a)
         of the Master Indenture ............................................................................     $     1,250,924.78
                                                                                                                  ------------------

    11.  The Investor Default Amount for the related Monthly Period .........................................     $     1,772,992.97
                                                                                                                  ------------------

    12.  The Monthly Servicing Fee for the related Monthly Period ...........................................     $       500,000.00
                                                                                                                  ------------------

    13.  Trust yields for the related Monthly Period

         a. The cash yield for the related Monthly Period ...................................................                 22.22%
                                                                                                                  ------------------

         b. The default rate for the related Monthly Period .................................................                  7.09%
                                                                                                                  ------------------

         c. The Net Portfolio Yield for the related Monthly Period ..........................................                 15.13%
                                                                                                                  ------------------

         d.  The Base Rate for the related Monthly Period ...................................................                  4.74%
                                                                                                                  ------------------

         e.  The Excess Spread Percentage for the related Monthly Period ....................................                 10.39%
                                                                                                                  ------------------

         f.  The Quarterly Excess Spread Percentage for the related Monthly Period ..........................                 10.17%
                                                                                                                  ------------------

                         i) Excess Spread Percentage related to          Oct-04                                               10.39%
                                                                                                                  ------------------

                         ii) Excess Spread Percentage related to         Sep-04                                                9.72%
                                                                                                                  ------------------

                         iii) Excess Spread Percentage related to        Aug-04                                               10.39%
                                                                                                                  ------------------

    14.  Floating Rate Determinations:

    LIBOR for the Interest Period from October 20, 2004 through and including November 21, 2004                             1.91000%
                                                                                                                  ------------------

    15.  Principal Funding Account

         a.  The amount on deposit in the Principal Funding Account on the related
             Payment Date (after taking into consideration deposits and withdraws for the
             related Payment Date) ..........................................................................     $                -
                                                                                                                  ------------------

         b.  The Accumulation Shortfall with respect to the related Monthly Period ..........................     $                -
                                                                                                                  ------------------

         c.  The Principal Funding Investment Proceeds deposited in the Collection Account to be
             treated as Available Finance Charge Collections ................................................     $                -
                                                                                                                  ------------------

    16.  Reserve Account

         a.  The amount on deposit in the Reserve Account on the related Payment Date (after taking
             into consideration deposits and withdraws for the related Payment Date) ........................     $                -
                                                                                                                  ------------------

         b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection
             Account to be treated as Available Finance Charge Collections ..................................     $                -
                                                                                                                  ------------------

         c.  Interest earnings on the Reserve Account deposited into the Collection Account to be
             treated as Available Finance Charge Collections ................................................     $                -
                                                                                                                  ------------------

    17.  Cash Collateral Account

         a.  The Required Cash Collateral Account Amount on the related Payment Date ........................           6,000,000.00
                                                                                                                  ------------------

         b.  The Available Cash Collateral Account Amount on the related Payment Date .......................     $     6,000,000.00
                                                                                                                  ------------------

    18.  Investor Charge-Offs

         a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period ....................     $                -
                                                                                                                  ------------------

         b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ....................     $                -
                                                                                                                  ------------------

    19.  The Monthly Principal Reallocation Amount for the related Monthly Period ...........................     $                -
                                                                                                                  ------------------

                                Advanta Bank Corp.
                                as Servicer

                                By: /s/ MICHAEL COCO
                                Name:  Michael Coco
                                Title:  Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAP6
CLASS B CUSIP #00761HAQ4
CLASS C CUSIP #00761HAR2

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-A
                         PERIOD ENDING OCTOBER 31, 2004

The information which is required to be prepared with respect to the Payment Date of November 22, 2004 and with respect to the performance of the Trust during the period of October 1, 2004 through October 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to principal payment to the Class A Noteholder ..............     $                -
                                                                                                                 ------------------

     2.  The amount of distribution in respect to principal payment to the Class B Noteholder ..............     $                -
                                                                                                                 ------------------

     3.  The amount of distribution in respect to principal payment to the Class C Noteholder ..............     $                -
                                                                                                                 ------------------

     4.  The amount of distribution in respect to principal payment to the Class D Noteholder ..............     $                -
                                                                                                                 ------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to the Class A Monthly Interest .............................                2.11750
                                                                                                                 ------------------

     2.  The amount of distribution in respect to the Class B Monthly Interest .............................                3.35500
                                                                                                                 ------------------

     3.  The amount of distribution in respect to the Class C Monthly Interest .............................                4.95917
                                                                                                                 ------------------

     4.  The amount of distribution in respect to the Class D Monthly Interest .............................                9.08417
                                                                                                                 ------------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The total amount of distribution in respect to the Class A Noteholder .............................                2.11750
                                                                                                                 ------------------

     2.  The total amount of distribution in respect to the Class B Noteholder .............................                3.35500
                                                                                                                 ------------------

     3.  The total amount of distribution in respect to the Class C Noteholder .............................                4.95917
                                                                                                                 ------------------

     4.  The total amount of distribution in respect to the Class D Noteholder .............................                9.08417
                                                                                                                 ------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

     1.  The aggregate amount of such Collections with respect to Principal Receivables for the
         Monthly Period preceding such Payment Date ........................................................     $   693,106,696.54
                                                                                                                 ------------------

     2.  The aggregate amount of such Collections with respect to Finance Charge and
         Administrative Receivables for the Monthly Period preceding such Payment Date .....................     $    57,482,141.08
                                                                                                                 ------------------

     3.  Recoveries for the preceding Monthly Period .......................................................     $     1,450,615.78
                                                                                                                 ------------------

     4.  The Defaulted Amount for the preceding Monthly Period .............................................     $    18,445,743.79
                                                                                                                 ------------------

     5.  The annualized percentage equivalent of a fraction, the numerator of which is the
         Defaulted Amount less Recoveries for the preceding Monthly Period, and the
         denominator is the average Receivables for the preceding Monthly Period ...........................                   6.45%
                                                                                                                 ------------------

     6.  The total amount of Principal Receivables in the trust at the beginning of the
         preceding Monthly Period ..........................................................................     $ 3,096,279,841.06
                                                                                                                 ------------------

     7.  The total amount of Principal Receivables in the trust as of the last day of the
         preceding Monthly Period ..........................................................................     $ 3,115,257,458.10
                                                                                                                 ------------------

     8.  The total amount of Finance Charge and Administrative Receivables in the Trust at
         the beginning of the preceding Monthly Period .....................................................     $    58,138,749.73
                                                                                                                 ------------------

     9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the last
         day of the preceding Monthly Period ...............................................................     $    54,222,061.55
                                                                                                                 ------------------

     10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
         of the preceding Monthly Period ...................................................................     $ 2,494,750,000.00
                                                                                                                 ------------------

     11. The Transferor Interest as of the last day of the preceding Monthly Period ........................     $   620,507,458.10
                                                                                                                 ------------------

     12. The transferor percentage as of the last day of the preceding Monthly Period ......................                  19.92%
                                                                                                                 ------------------

     13. The Required Transferor Percentage ................................................................                   7.00%
                                                                                                                 ------------------

     14. The Required Transferor Interest ..................................................................     $   218,068,022.07
                                                                                                                 ------------------

     15. The monthly principal payment rate for the preceding Monthly Period ...............................                 22.385%
                                                                                                                 ------------------

     16. The balance in the Excess Funding Account as of the last day of the preceding  Monthly Period .....     $                -
                                                                                                                 ------------------

     17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                             Percentage           Aggregate
                                                                              of Total             Account
                                                                             Receivables           Balance
                      (a) Delinquent between 30 days and 59 days                1.108%        $  35,103,025.05
                      (b) Delinquent between 60 days and 89 days                1.115%        $  35,342,550.04
                      (c) Delinquent between 90 days and 119 days               0.824%        $  26,129,860.49
                      (d) Delinquent between 120 days and 149 days              0.659%        $  20,876,306.01
                      (e) Delinquent between 150 days and 179 days              0.637%        $  20,177,004.18
                      (f) Delinquent 180 days or greater                        0.000%        $              -
                                                                                -----         ----------------
                      (g) Aggregate                                             4.342%        $ 137,628,745.77
                                                                                =====         ================

V.   Information regarding Series 2003-A

     1.  The amount of Principal Receivables in the Trust  represented by the Invested
         Amount of Series 2003-A as of the last day of the related Monthly Period                                $   400,000,000.00
                                                                                                                 ------------------

     2.  The amount of Principal Receivables in the Trust represented by the Adjusted
         Invested Amount of Series 2003-A on the last day of the related Monthly Period                          $   400,000,000.00
                                                                                                                 ------------------

                                                                                               NOTE FACTORS

     3.  The amount of Principal Receivables in the Trust represented by the Class A Note
         Principal Balance on the last day of the related Monthly Period .....................    1.0000         $   320,000,000.00
                                                                                                                 ------------------

     4.  The amount of Principal Receivables in the Trust represented by the Class B Note
         Principal Balance on the last day of the related Monthly Period .....................    1.0000         $    37,000,000.00
                                                                                                                 ------------------

     5.  The amount of Principal Receivables in the Trust represented by the Class C Note
         Principal Balance on the last day of the related Monthly Period .....................    1.0000         $    29,000,000.00
                                                                                                                 ------------------

     6.  The amount of Principal Receivables in the trust represented by the Class D Note
         Principal Balance on the last day of the related Monthly Period .....................    1.0000         $    14,000,000.00
                                                                                                                 ------------------

     7.  The Floating Investor Percentage with respect to the period:

     October 1, 2004 through October 20, 2004                                                                            12.9187289%
                                                                                                                 ------------------
     October 21, 2004 through October 31, 2004                                                                           12.7934643%
                                                                                                                 ------------------

     8.  The Fixed Investor Percentage with respect to the period:

     October 1, 2004 through October 20, 2004                                                                                   N/A
                                                                                                                 ------------------
     October 21, 2004 through October 31, 2004                                                                                  N/A
                                                                                                                 ------------------

     9.  The amount of Investor Principal Collections applicable to Series 2003-A ..........................     $    89,236,163.91
                                                                                                                 ------------------

     10a. The amount of the Investor Finance Charge Collections on deposit in the
          Collection Account on the Related Payment Date to be treated as Servicer Interchange .............     $        83,333.33
                                                                                                                 ------------------

     10b. The amount of Available Finance Charge Collections on deposit in the
          Collection Account on the related Payment Date ...................................................     $     5,655,374.21
                                                                                                                 ------------------

     10c. The amount of Available Finance Charge Collections not on deposit in the
          Collection Account on the related Payment Date pursuant to Section 8.04(a)
          of the Master Indenture ..........................................................................     $     1,667,899.72
                                                                                                                 ------------------

     11.  The Investor Default Amount for the related Monthly Period .......................................     $     2,363,990.63
                                                                                                                 ------------------

     12.  The Monthly Servicing Fee for the related Monthly Period .........................................     $       666,666.67
                                                                                                                 ------------------

     13.  Trust yields for the related Monthly Period

          a.   The cash yield for the related Monthly Period ...............................................                  22.22%
                                                                                                                 ------------------

          b.   The default rate for the related Monthly Period .............................................                   7.09%
                                                                                                                 ------------------

          c.   The Net Portfolio Yield for the related Monthly Period ......................................                  15.13%
                                                                                                                 ------------------

          d.   The Base Rate for the related Monthly Period ................................................                   5.22%
                                                                                                                 ------------------

          e.   The Excess Spread Percentage for the related Monthly Period .................................                   9.91%
                                                                                                                 ------------------

          f.   The Quarterly Excess Spread Percentage for the related Monthly Period .......................                   9.71%
                                                                                                                 ------------------

                    i)   Excess Spread Percentage related to                    Oct-04                                         9.91%
                                                                                                                 ------------------

                    ii)  Excess Spread Percentage related to                    Sep-04                                         9.28%
                                                                                                                 ------------------

                    iii) Excess Spread Percentage related to                    Aug-04                                         9.94%
                                                                                                                 ------------------

     14.  Floating Rate Determinations:

     LIBOR for the Interest Period from  October 20, 2004 through and  including November 21, 2004                          1.91000%
                                                                                                                 ------------------

     15.  Principal Funding Account

          a.   The amount on deposit in the Principal Funding Account on the related
               Payment Date (after taking into consideration deposits and withdraws for the
               related Payment Date) .......................................................................     $                -
                                                                                                                 ------------------

          b.   The Accumulation Shortfall with respect to the related Monthly Period .......................     $                -
                                                                                                                 ------------------

          c.   The Principal Funding Investment Proceeds deposited in the Collection Account to be
               treated as Available Finance Charge Collections .............................................     $                -
                                                                                                                 ------------------

     16.  Reserve Account

          a.   The amount on deposit in the Reserve Account on the related Payment Date (after taking
               into consideration deposits and withdraws for the related Payment Date) .....................     $                -
                                                                                                                 ------------------

          b.   The Reserve Draw Amount for the related Monthly Period deposited into the Collection
               Account to be treated as Available Finance Charge Collections ...............................     $                -
                                                                                                                 ------------------

          c.   Interest earnings on the Reserve Account deposited into the Collection Account to be
               treated as Available Finance Charge Collections .............................................     $                -
                                                                                                                 ------------------

     17.  Cash Collateral Account

          a.   The Required Cash Collateral Account Amount on the related Payment Date .....................           8,000,000.00
                                                                                                                 ------------------

          b.   The Available Cash Collateral Account Amount on the related Payment Date ....................     $     8,000,000.00
                                                                                                                 ------------------

     18.  Investor Charge-Offs

          a.   The aggregate amount of Investor Charge-Offs for the related Monthly Period .................     $                -
                                                                                                                 ------------------

          b.   The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date .................     $                -
                                                                                                                 ------------------

     19.  The Monthly Principal Reallocation Amount for the related Monthly Period .........................     $                -
                                                                                                                 ------------------

                           Advanta Bank Corp.
                           as Servicer

                           By: /s/ MICHAEL COCO
                           Name:  Michael Coco
                           Title:  Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAT8
CLASS B CUSIP #00761HAU5
CLASS C CUSIP #00761HAV3

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-B
                         PERIOD ENDING OCTOBER 31, 2004

The information which is required to be prepared with respect to the Payment Date of November 22, 2004 and with respect to the performance of the Trust during the period of October 1, 2004 through October 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-B Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to principal payment to the Class A Noteholder ..............     $                -
                                                                                                                 ------------------

     2.  The amount of distribution in respect to principal payment to the Class B Noteholder ..............     $                -
                                                                                                                 ------------------

     3.  The amount of distribution in respect to principal payment to the Class C Noteholder ..............     $                -
                                                                                                                 ------------------

     4.  The amount of distribution in respect to principal payment to the Class D Noteholder ..............     $                -
                                                                                                                 ------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to the Class A Monthly Interest .............................                2.07167
                                                                                                                 ------------------

     2.  The amount of distribution in respect to the Class B Monthly Interest .............................                3.26333
                                                                                                                 ------------------

     3.  The amount of distribution in respect to the Class C Monthly Interest .............................                5.50917
                                                                                                                 ------------------

     4.  The amount of distribution in respect to the Class D Monthly Interest .............................                9.08417
                                                                                                                 ------------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The total amount of distribution in respect to the Class A Noteholder .............................                2.07167
                                                                                                                 ------------------

     2.  The total amount of distribution in respect to the Class B Noteholder .............................                3.26333
                                                                                                                 ------------------

     3.  The total amount of distribution in respect to the Class C Noteholder .............................                5.50917
                                                                                                                 ------------------

     4.  The total amount of distribution in respect to the Class D Noteholder .............................                9.08417
                                                                                                                 ------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

     1.  The aggregate amount of such Collections with respect to
         Principal Receivables for the Monthly Period preceding such Payment Date ..........................     $   693,106,696.54
                                                                                                                 ------------------

     2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
         Receivables for the Monthly Period preceding such Payment Date ....................................     $    57,482,141.08
                                                                                                                 ------------------

     3.  Recoveries for the preceding Monthly Period .......................................................     $     1,450,615.78
                                                                                                                 ------------------

     4.  The Defaulted Amount for the preceding Monthly Period .............................................     $    18,445,743.79
                                                                                                                 ------------------

     5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
         Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
         Receivables for the preceding Monthly Period ......................................................                   6.45%
                                                                                                                 ------------------

     6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
         Monthly Period ....................................................................................     $ 3,096,279,841.06
                                                                                                                 ------------------

     7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
         Monthly Period ....................................................................................     $ 3,115,257,458.10
                                                                                                                 ------------------

     8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
         beginning of the preceding Monthly Period .........................................................     $    58,138,749.73
                                                                                                                 ------------------

     9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the
         last day of the preceding Monthly Period ..........................................................     $    54,222,061.55
                                                                                                                 ------------------

     10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last
         day of the preceding Monthly Period ...............................................................     $ 2,494,750,000.00
                                                                                                                 ------------------

     11. The Transferor Interest as of the last day of the preceding Monthly Period ........................     $   620,507,458.10
                                                                                                                 ------------------

     12. The transferor percentage as of the last day of the preceding Monthly Period ......................                  19.92%
                                                                                                                 ------------------

     13. The Required Transferor Percentage ................................................................                   7.00%
                                                                                                                 ------------------

     14. The Required Transferor Interest ..................................................................     $   218,068,022.07
                                                                                                                 ------------------

     15. The monthly principal payment rate for the preceding Monthly Period ...............................                 22.385%
                                                                                                                 ------------------

     16. The balance in the Excess Funding Account as of the last day of the preceding Monthly Period ......     $                -
                                                                                                                 ------------------

     17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such
         Payment Date:

                                                                             Percentage           Aggregate
                                                                              of Total             Account
                                                                             Receivables           Balance
                      (a) Delinquent between 30 days and 59 days                1.108%        $  35,103,025.05
                      (b) Delinquent between 60 days and 89 days                1.115%        $  35,342,550.04
                      (c) Delinquent between 90 days and 119 days               0.824%        $  26,129,860.49
                      (d) Delinquent between 120 days and 149 days              0.659%        $  20,876,306.01
                      (e) Delinquent between 150 days and 179 days              0.637%        $  20,177,004.18
                      (f) Delinquent 180 days or greater                        0.000%        $              -
                                                                                -----         ----------------
                      (g) Aggregate                                             4.342%        $ 137,628,745.77
                                                                                =====         ================

V.   Information regarding Series 2003-B

     1.  The amount of Principal Receivables in the Trust  represented by the Invested Amount of Series 2003-B as of the last day of
         the related Monthly Period ........................................................................     $   300,000,000.00
                                                                                                                 ------------------

     2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2003-B on the last day of
         the related Monthly Period ........................................................................     $   300,000,000.00
                                                                                                                 ------------------


                                                                                             NOTE FACTORS

     3.  The amount of Principal Receivables in the Trust represented by the Class
         A Note Principal Balance on the last day of the related Monthly Period ..........      1.0000           $   240,000,000.00

                                                                                                                 ------------------
     4.  The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the related
         Monthly Period ..................................................................      1.0000           $    27,750,000.00
                                                                                                                 ------------------

     5.  The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the related
         Monthly Period ..................................................................      1.0000           $    21,750,000.00
                                                                                                                 ------------------

     6.  The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the related
         Monthly Period ..................................................................      1.0000           $    10,500,000.00
                                                                                                                 ------------------

     7.  The Floating Investor Percentage with respect to the period:

     October 1, 2004 through October 20, 2004                                                                             9.6890467%
                                                                                                                 ------------------
     October 21, 2004 through October 31, 2004                                                                            9.5950982%
                                                                                                                 ------------------

     8.  The Fixed Investor Percentage with respect to the period:

     October 1, 2004 through October 20, 2004                                                                                   N/A
                                                                                                                 ------------------
     October 21, 2004 through October 31, 2004                                                                                  N/A
                                                                                                                 ------------------

     9. The amount of Investor Principal Collections applicable to Series 2003-B .........                       $    66,927,122.98
                                                                                                                 ------------------

     10a. The amount of Available Finance Charge Collections on deposit
          in the Collection Account on the related Payment Date ..........................                       $     4,241,530.65
                                                                                                                 ------------------

     10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
          Section 8.04(a) of the Master Indenture ........................................                       $     1,313,424.78
                                                                                                                 ------------------

     11.  The Investor Default Amount for the related Monthly Period .....................                       $     1,772,992.97
                                                                                                                 ------------------

     12.  The Monthly Servicing Fee for the related Monthly Period .......................                       $       500,000.00
                                                                                                                 ------------------

     13.  Trust yields for the related Monthly Period

          a.   The cash yield for the related Monthly Period .............................                                    22.22%
                                                                                                                 ------------------

          b.   The default rate for the related Monthly Period ...........................                                     7.09%
                                                                                                                 ------------------

          c.   The Net Portfolio Yield for the related Monthly Period ....................                                    15.13%
                                                                                                                 ------------------

          d.   The Base Rate for the related Monthly Period ..............................                                     5.21%
                                                                                                                 ------------------

          e.   The Excess Spread Percentage for the related Monthly Period ...............                                     9.92%
                                                                                                                 ------------------

          f.   The Quarterly Excess Spread Percentage for the related Monthly Period .....                                     9.72%
                                                                                                                 ------------------

                           i)   Excess Spread Percentage related to                  Oct-04                                    9.92%
                                                                                                                 ------------------

                           ii)  Excess Spread Percentage related to                  Sep-04                                    9.29%
                                                                                                                 ------------------

                           iii) Excess Spread Percentage related to                  Aug-04                                    9.94%
                                                                                                                 ------------------

     14.  Floating Rate Determinations:

     LIBOR for the Interest Period from  October 20, 2004 through and  including November 21, 2004                          1.91000%
                                                                                                                 ------------------

     15.  Principal Funding Account

          a.   The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits
               and withdraws for the related Payment Date) ...............................                       $                -
                                                                                                                 ------------------


          b.   The Accumulation Shortfall with respect to the related Monthly Period .....                       $                -
                                                                                                                 ------------------

          c.   The Principal Funding Investment Proceeds deposited in the Collection
               Account to be treated as Available Finance Charge Collections .............                       $                -
                                                                                                                 ------------------

     16.  Reserve Account

          a.   The amount on deposit in the Reserve Account on the related Payment
               Date (after taking into consideration deposits and withdraws for the
               related Payment Date) .....................................................                       $                -
                                                                                                                 ------------------

          b.   The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
               Collections ...............................................................                       $                -
                                                                                                                 ------------------

          c.   Interest earnings on the Reserve Account deposited into the Collection
               Account to be treated as Available Finance Charge Collections ...............................     $                -
                                                                                                                 ------------------

     17.  Cash Collateral Account

          a.   The Required Cash Collateral Account Amount on the related Payment Date .....................     $     6,750,000.00
                                                                                                                 ------------------

          b.   The Available Cash Collateral Account Amount on the related Payment Date ....................     $     6,750,000.00
                                                                                                                 ------------------

     18.  Investor Charge-Offs

          a.   The aggregate amount of Investor Charge-Offs for the related Monthly Period .................     $                -
                                                                                                                 ------------------

          b.   The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date .................     $                -
                                                                                                                 ------------------

     19.  The Monthly Principal Reallocation Amount for the related Monthly Period .........................     $                -
                                                                                                                 ------------------

                           Advanta Bank Corp.
                           as Servicer

                           By: /s/ MICHAEL COCO
                           Name:  Michael Coco
                           Title:  Vice President and Treasurer

EXHIBIT C

CLASS A-1 CUSIP #00761HAW1
CLASS A-2 CUSIP #00761HAX9
CLASS B CUSIP #00761HAY7
CLASS C-1 CUSIP #00761HBA8
CLASS C-2 CUSIP #00761HBB6


                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-C
                         PERIOD ENDING OCTOBER 31, 2004

The information which is required to be prepared with respect to the Payment Date of November 22, 2004 and with respect to the performance of the Trust during the period of October 1, 2004 through October 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-C Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

   1.  The amount of distribution in respect to principal payment to the Class A-1 Noteholders ...............    $               -
                                                                                                                  -----------------
   2.  The amount of distribution in respect to principal payment to the Class A-2 Noteholders ...............    $               -
                                                                                                                  -----------------
   3.  The amount of distribution in respect to principal payment to the Class B Noteholders .................    $               -
                                                                                                                  -----------------
   4.  The amount of distribution in respect to principal payment to the Class C-1 Noteholders ...............    $               -
                                                                                                                  -----------------
   5.  The amount of distribution in respect to principal payment to the Class C-2 Noteholders ...............    $               -
                                                                                                                  -----------------
   6.  The amount of distribution in respect to principal payment to the Class D Noteholders .................    $               -
                                                                                                                  -----------------

II. Information regarding the current monthly interest distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

   1.  The amount of distribution in respect to the Class A-1 Monthly Interest ...............................    $         2.04333
                                                                                                                  -----------------
   2.  The amount of distribution in respect to the Class A-2 Monthly Interest ...............................    $         1.96167
                                                                                                                  -----------------
   3.  The amount of distribution in respect to the Class B Monthly Interest .................................    $         3.12583
                                                                                                                  -----------------
   4.  The amount of distribution in respect to the Class C-1 Monthly Interest ...............................    $         5.37167
                                                                                                                  -----------------
   5.  The amount of distribution in respect to the Class C-2 Monthly Interest ...............................    $         4.95833
                                                                                                                  -----------------
   6.  The amount of distribution in respect to the Class D Monthly Interest .................................    $         8.16750
                                                                                                                  -----------------

III. Information regarding the total monthly distribution to the Noteholders
     (Stated on the basis of $1,000 original Note Principal Balance)

   1.  The total amount of distribution in respect to the Class A-1 Noteholders ..............................    $         2.04333
                                                                                                                  -----------------
   2.  The total amount of distribution in respect to the Class A-2 Noteholders ..............................    $         1.96167
                                                                                                                  -----------------
   3.  The total amount of distribution in respect to the Class B Noteholders ................................    $         3.12583
                                                                                                                  -----------------
   4.  The total amount of distribution in respect to the Class C-1 Noteholders. .............................    $         5.37167
                                                                                                                  -----------------
   5.  The total amount of distribution in respect to the Class C-2 Noteholders ..............................    $         4.95833
                                                                                                                  -----------------
   6.  The total amount of distribution in respect to the Class D Noteholders. ...............................    $         8.16750
                                                                                                                  -----------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

   1.  The aggregate amount of such Collections with respect to Principal Receivables for the
       Monthly Period preceding such Payment Date ............................................................    $  693,106,696.54
                                                                                                                  -----------------
   2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
       Receivables for the Monthly Period preceding such Payment Date ........................................    $   57,482,141.08
                                                                                                                  -----------------
   3.  Recoveries for the preceding Monthly Period ...........................................................    $    1,450,615.78
                                                                                                                  -----------------
   4.  The Defaulted Amount for the preceding Monthly Period .................................................    $   18,445,743.79
                                                                                                                  -----------------
   5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
       Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
       Receivables for the preceding Monthly Period ..........................................................                 6.45%
                                                                                                                  -----------------
   6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
       Monthly Period ........................................................................................    $3,096,279,841.06
                                                                                                                  -----------------
   7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
       Monthly Period ........................................................................................    $3,115,257,458.10
                                                                                                                  -----------------
   8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
       beginning of the preceding Monthly Period .............................................................    $   58,138,749.73
                                                                                                                  -----------------
   9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the
       last day of the preceding Monthly Period ..............................................................    $   54,222,061.55
                                                                                                                  -----------------
   10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
       of the preceding Monthly Period .......................................................................    $2,494,750,000.00
                                                                                                                  -----------------

   11. The Transferor Interest as of the last day of the preceding Monthly Period ............................    $  620,507,458.10
                                                                                                                  -----------------
   12. The transferor percentage as of the last day of the preceding Monthly Period ..........................                19.92%
                                                                                                                  -----------------
   13. The Required Transferor Percentage ....................................................................                 7.00%
                                                                                                                  -----------------
   14. The Required Transferor Interest ......................................................................    $  218,068,022.07
                                                                                                                  -----------------
   15. The monthly principal payment rate for the preceding Monthly Period ...................................               22.385%
                                                                                                                  -----------------
   16. The balance in the Excess Funding Account as of the last day of the preceding Monthly Period ..........    $               -
                                                                                                                  -----------------
   17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                              Percentage                Aggregate
                                                                               of Total                  Account
                                                                              Receivables                Balance
                                                                              -----------                -------
                     (a) Delinquent between 30 days and 59 days                 1.108%               $ 35,103,025.05
                     (b) Delinquent between 60 days and 89 days                 1.115%               $ 35,342,550.04
                     (c) Delinquent between 90 days and 119 days                0.824%               $ 26,129,860.49
                     (d) Delinquent between 120 days and 149 days               0.659%               $ 20,876,306.01
                     (e) Delinquent between 150 days and 179 days               0.637%               $ 20,177,004.18
                     (f) Delinquent 180 days or greater                         0.000%               $             -
                                                                                -----                ---------------
                     (g) Aggregate                                              4.342%               $137,628,745.77
                                                                                =====                ===============

V. Information regarding Series 2003-C

   1.  The amount of Principal Receivables in the Trust represented by
       the Invested Amount of Series 2003-C as of the last day of the related Monthly Period ....                 $  300,000,000.00
                                                                                                                  -----------------

   2.  The amount of Principal Receivables in the Trust represented by the
       Adjusted Invested Amount of Series 2003-C on the last day of the related Monthly Period ..                 $  300,000,000.00
                                                                                                                  -----------------
                                                                                                    NOTE FACTORS
   3.  The amount of Principal Receivables in the Trust represented by the
       Class A-1 Note Principal Balance on the last day of the related Monthly Period ...........     1.0000      $  210,000,000.00
                                                                                                                  -----------------

   4.  The amount of Principal Receivables in the Trust represented by the
       Class A-2 Note Principal Balance on the last day of the related Monthly Period ...........     1.0000      $   30,000,000.00
                                                                                                                  -----------------

   5.  The amount of Principal Receivables in the Trust represented by the
       Class B Note Principal Balance on the last day of the related Monthly Period .............     1.0000      $   27,750,000.00
                                                                                                                  -----------------

   6.  The amount of Principal Receivables in the Trust represented by the
       Class C-1 Note Principal Balance on the last day of the related Monthly Period ............     1.0000      $   10,000,000.00
                                                                                                                  -----------------

   7.  The amount of Principal Receivables in the Trust represented by the
       Class C-2 Note Principal Balance on the last day of the related Monthly Period ...........     1.0000      $   11,750,000.00
                                                                                                                  -----------------

   8.  The amount of Principal Receivables in the trust represented by the
       Class D Note Principal Balance on the last day of the related Monthly Period .............     1.0000      $   10,500,000.00
                                                                                                                  -----------------

   9.  The Floating Investor Percentage with respect to the period:

   October 1, 2004 through October 20, 2004                                                                               9.6890467%
                                                                                                                  -----------------
   October 21, 2004 through October 31, 2004                                                                              9.5950982%
                                                                                                                  -----------------

   10. The Fixed Investor Percentage with respect to the period:

   October 1, 2004 through October 20, 2004                                                                                     N/A
                                                                                                                  -----------------
   October 21, 2004 through October 31, 2004                                                                                    N/A
                                                                                                                  -----------------

   11. The amount of Investor Principal Collections applicable to Series 2003-C .................                 $   66,927,122.98
                                                                                                                  -----------------

   12a. The amount of Available Finance Charge Collections on deposit in the
        Collection Account on the related Payment Date ..........................................                 $    4,241,530.65
                                                                                                                  -----------------

   12b. The amount of Available Finance Charge Collections not on deposit  in the
        Collection Account on the related Payment Date pursuant to Section 8.04(a) of the
        Master Indenture ........................................................................                 $    1,313,424.78
                                                                                                                  -----------------

   13. The Investor Default Amount for the related Monthly Period ...............................                 $    1,772,992.97
                                                                                                                  -----------------

   14. The Monthly Servicing Fee for the related Monthly Period .................................                 $      500,000.00
                                                                                                                  -----------------

   15. Trust yields for the related Monthly Period

       a.  The cash yield for the related Monthly Period ........................................                             22.22%
                                                                                                                  -----------------

       b. The default rate for the related Monthly Period. ......................................                              7.09%
                                                                                                                  -----------------

       c. The Net Portfolio Yield for the related Monthly Period ................................                             15.13%
                                                                                                                  -----------------

       d.  The Base Rate for the related Monthly Period .........................................                              5.09%
                                                                                                                  -----------------

       e.  The Excess Spread Percentage for the related Monthly Period ..........................                             10.04%
                                                                                                                  -----------------

       f.  The Quarterly Excess Spread Percentage for the related Monthly Period ................                              9.81%
                                                                                                                  -----------------

                       i) Excess Spread Percentage related to                     Oct-04                                      10.04%
                                                                                                                  -----------------

                       ii) Excess Spread Percentage related to                    Sep-04                                       9.35%
                                                                                                                  -----------------

                       iii) Excess Spread Percentage related to                   Aug-04                                      10.05%
                                                                                                                  -----------------

   16. Floating Rate Determinations:

   Average Federal Funds Rate for the Interest Period from  October 20, 2004 through and
   including November 21, 2004                                                                                              1.82909%
                                                                                                                  -----------------
   LIBOR for the Interest Period from  October 20, 2004 through and including November 21, 2004                             1.91000%
                                                                                                                  -----------------

         Federal Funds Rate in effect for each day during the interest period of October 20, 2004 through and including November 21, 2004

           October 20    1.72%    October 28    1.77%    November 5     1.77%     November 13     1.92%
           October 21    1.74%    October 29    1.79%    November 6     1.77%     November 14     1.92%
           October 22    1.76%    October 30    1.79%    November 7     1.77%     November 15     2.02%
           October 23    1.76%    October 31    1.79%    November 8     1.76%     November 16     2.06%
           October 24    1.76%    November 1    1.79%    November 9     1.80%     November 17     1.98%
           October 25    1.72%    November 2    1.83%    November 10    1.79%     November 18     1.98%
           October 26    1.76%    November 3    1.74%    November 11    1.79%     November 19     1.98%
           October 27    1.72%    November 4    1.73%    November 12    1.92%     November 20     1.98%
                                                                                  November 21     1.98%

   17. Principal Funding Account

       a.  The amount on deposit in the Principal Funding Account on the related Payment
           Date (after taking into consideration deposits and withdraws for the related
           Payment Date) .....................................................................................    $               -
                                                                                                                  -----------------

       b.  The Accumulation Shortfall with respect to the related Monthly Period .............................    $               -
                                                                                                                  -----------------
       c.  The Principal Funding Investment Proceeds deposited in the Collection
           Account to be treated as Available Finance Charge Collections .....................................    $               -
                                                                                                                  -----------------
   18. Reserve Account

       a.  The amount on deposit in the Reserve Account on the related Payment Date (after
           taking into consideration deposits and withdraws for the related Payment Date) ....................    $               -
                                                                                                                  -----------------

       b.  The Reserve Draw Amount for the related Monthly Period deposited into
           the Collection Account to be treated as Available Finance Charge Collections ......................    $               -
                                                                                                                  -----------------
       c.  Interest earnings on the Reserve Account deposited into the Collection
           Account to be treated as Available Finance Charge Collections .....................................    $               -
                                                                                                                  -----------------

   19. Cash Collateral Account

       a.  The Required Cash Collateral Account Amount on the related Payment Date ...........................    $    6,750,000.00
                                                                                                                  -----------------

       b.  The Available Cash Collateral Account Amount on the related Payment Date ..........................    $    6,750,000.00
                                                                                                                  -----------------

   20. Investor Charge-Offs

       a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period .......................    $               -
                                                                                                                  -----------------

       b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date .......................    $               -
                                                                                                                  -----------------

   21.  The Monthly Principal Reallocation Amount for the related Monthly Period .............................    $               -
                                                                                                                  -----------------

                                         Advanta Bank Corp.
                                         as Servicer

                                         By: /s/ MICHAEL COCO
                                         Name: Michael Coco
                                         Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HBC4
CLASS B CUSIP #00761HBD2
CLASS C CUSIP #00761HBE0



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-D
                         PERIOD ENDING OCTOBER 31, 2004

The information which is required to be prepared with respect to the Payment Date of November 22, 2004 and with respect to the performance of the Trust during the period of October 1, 2004 through October 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-D Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

   1.  The amount of distribution in respect to principal payment to the Class A Noteholder. .................    $               -
                                                                                                                  -----------------

   2.  The amount of distribution in respect to principal payment to the Class B Noteholder ..................    $               -
                                                                                                                  -----------------

   3.  The amount of distribution in respect to principal payment to the Class C Noteholder ..................    $               -
                                                                                                                  -----------------

   4.  The amount of distribution in respect to principal payment to the Class D Noteholder ..................    $               -
                                                                                                                  -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

   1.  The amount of distribution in respect to the Class A Monthly Interest .................................              1.99833
                                                                                                                  -----------------

   2.  The amount of distribution in respect to the Class B Monthly Interest ..................................             2.80500
                                                                                                                  -----------------

   3.  The amount of distribution in respect to the Class C Monthly Interest ..................................             4.40917
                                                                                                                  -----------------

   4.  The amount of distribution in respect to the Class D Monthly Interest ..................................             8.62583
                                                                                                                  -----------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

   1.  The total amount of distribution in respect to the Class A Noteholder ..................................             1.99833
                                                                                                                  -----------------

   2.  The total amount of distribution in respect to the Class B Noteholder ..................................             2.80500
                                                                                                                  -----------------

   3.  The total amount of distribution in respect to the Class C Noteholder ..................................             4.40917
                                                                                                                  -----------------

   4.  The total amount of distribution in respect to the Class D Noteholder. .................................             8.62583
                                                                                                                  -----------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

   1.  The aggregate amount of such Collections with respect to Principal Receivables for the
       Monthly Period preceding such Payment Date .............................................................   $  693,106,696.54
                                                                                                                  -----------------

   2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
       Receivables for the Monthly Period preceding such Payment Date .........................................   $   57,482,141.08
                                                                                                                  -----------------

   3.  Recoveries for the preceding Monthly Period ............................................................   $    1,450,615.78
                                                                                                                  -----------------

   4.  The Defaulted Amount for the preceding Monthly Period ..................................................   $   18,445,743.79
                                                                                                                  -----------------

   5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
       Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
       Receivables for the preceding Monthly Period ...........................................................                6.45%
                                                                                                                  -----------------

   6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
       Monthly Period .........................................................................................   $3,096,279,841.06
                                                                                                                  -----------------

   7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
       Monthly Period .........................................................................................   $3,115,257,458.10
                                                                                                                  -----------------

   8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
       beginning of the preceding Monthly Period ..............................................................   $   58,138,749.73
                                                                                                                  -----------------

   9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the
       last day of the preceding Monthly Period ...............................................................   $   54,222,061.55
                                                                                                                  -----------------

   10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
        of the preceding Monthly Period .......................................................................   $2,494,750,000.00
                                                                                                                  -----------------

   11.  The Transferor Interest as of the last day of the preceding Monthly Period ............................   $  620,507,458.10
                                                                                                                  -----------------

   12.  The transferor percentage as of the last day of the preceding Monthly Period ..........................               19.92%
                                                                                                                  -----------------

   13.  The Required Transferor Percentage ....................................................................                7.00%
                                                                                                                  -----------------

   14.  The Required Transferor Interest ......................................................................   $  218,068,022.07
                                                                                                                  -----------------

   15.  The monthly principal payment rate for the preceding Monthly Period ...................................              22.385%
                                                                                                                  -----------------

   16.  The balance in the Excess Funding Account as of the last day of the
        preceding Monthly Period. .............................................................................   $               -
                                                                                                                  -----------------

   17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:


                                                                              Percentage                Aggregate
                                                                               of Total                  Account
                                                                              Receivables                Balance
                                                                              -----------                -------
                     (a) Delinquent between 30 days and 59 days                 1.108%               $ 35,103,025.05
                     (b) Delinquent between 60 days and 89 days                 1.115%               $ 35,342,550.04
                     (c) Delinquent between 90 days and 119 days                0.824%               $ 26,129,860.49
                     (d) Delinquent between 120 days and 149 days               0.659%               $ 20,876,306.01
                     (e) Delinquent between 150 days and 179 days               0.637%               $ 20,177,004.18
                     (f) Delinquent 180 days or greater                         0.000%               $             -
                                                                                -----                ---------------
                     (g) Aggregate                                              4.342%               $137,628,745.77
                                                                                =====                ===============

V. Information regarding Series 2003-D

   1.  The amount of Principal Receivables in the Trust  represented by the
       Invested Amount of Series 2003-D as of the last day of the related Monthly Period .............            $  400,000,000.00
                                                                                                                  -----------------
   2.  The amount of Principal Receivables in the Trust represented by
       the Adjusted Invested Amount of Series 2003-D on the last day of the related Monthly Period ...            $  400,000,000.00
                                                                                                                  -----------------
                                                                                                    NOTE FACTORS
   3.  The amount of Principal Receivables in the Trust represented by the
       Class A Note Principal Balance on the last day of the related Monthly Period .................. 1.0000     $  320,000,000.00
                                                                                                                  -----------------

   4.  The amount of Principal Receivables in the Trust represented by the
       Class B Note Principal Balance on the last day of the related Monthly Period .................. 1.0000     $   37,000,000.00
                                                                                                                  -----------------

   5.  The amount of Principal Receivables in the Trust represented by the
       Class C Note Principal Balance on the last day of the related Monthly Period .................. 1.0000     $   29,000,000.00
                                                                                                                  -----------------

   6.  The amount of Principal Receivables in the trust represented by the
       Class D Note Principal Balance on the last day of the related Monthly Period .................. 1.0000     $   14,000,000.00
                                                                                                                  -----------------

   7.  The Floating Investor Percentage with respect to the period:

   October 1, 2004 through October 20, 2004                                                                              12.9187289%
                                                                                                                  -----------------
   October 21, 2004 through October 31, 2004                                                                             12.7934643%
                                                                                                                  -----------------

   8.  The Fixed Investor Percentage with respect to the period:

   October 1, 2004 through October 20, 2004                                                                                     N/A
                                                                                                                  -----------------
   October 21, 2004 through October 31, 2004                                                                                    N/A
                                                                                                                  -----------------

   9.  The amount of Investor Principal Collections applicable to Series 2003-D ..................                $   89,236,163.91
                                                                                                                  -----------------

   10a. The amount of Available Finance Charge Collections on deposit in the
        Collection Account on the related Payment Date ...........................................                $    5,655,374.21
                                                                                                                  -----------------

   10b. The amount of Available Finance Charge Collections not on deposit in the
        Collection Account on the related Payment Date pursuant to Section 8.04(a) of the
        Master Indenture .........................................................................                $    1,751,233.05
                                                                                                                  -----------------

   11.  The Investor Default Amount for the related Monthly Period ...............................                $    2,363,990.63
                                                                                                                  -----------------

   12.  The Monthly Servicing Fee for the related Monthly Period .................................                $      666,666.67
                                                                                                                  -----------------

   13.  Trust yields for the related Monthly Period

       a.  The cash yield for the related Monthly Period. ........................................                            22.22%
                                                                                                                  -----------------

       b.  The default rate for the related Monthly Period. ......................................                             7.09%
                                                                                                                  -----------------

       c.  The Net Portfolio Yield for the related Monthly Period ................................                            15.13%
                                                                                                                  -----------------

       d.  The Base Rate for the related Monthly Period ..........................................                             4.98%
                                                                                                                  -----------------

       e.  The Excess Spread Percentage for the related Monthly Period ...........................                            10.15%
                                                                                                                  -----------------

       f.  The Quarterly Excess Spread Percentage for the related Monthly Period .................                             9.94%
                                                                                                                  -----------------

                     i) Excess Spread Percentage related to                       Oct-04                                      10.15%
                                                                                                                  -----------------

                    ii) Excess Spread Percentage related to                       Sep-04                                       9.50%
                                                                                                                  -----------------

                   iii) Excess Spread Percentage related to                       Aug-04                                      10.17%
                                                                                                                  -----------------

   14. Floating Rate Determinations:

   LIBOR for the Interest Period from October 20, 2004 through and including November 21, 2004                              1.91000%
                                                                                                                  -----------------

   15.  Principal Funding Account

       a.  The amount on deposit in the Principal Funding Account on the related Payment
           Date (after taking into consideration deposits and withdraws for the related
           Payment Date) .........................................................................                $               -
                                                                                                                  -----------------

       b.  The Accumulation Shortfall with respect to the related Monthly Period .................
                                                                                                                  -----------------

       c.  The Principal Funding Investment Proceeds deposited in the Collection Account
           to be treated as Available Finance Charge Collections .................................                $               -
                                                                                                                  -----------------

   16.  Reserve Account

       a.  The amount on deposit in the Reserve Account on the related Payment Date (after
           taking into consideration deposits and withdraws for the related Payment Date) ........                $               -
                                                                                                                  -----------------

       b.  The Reserve Draw Amount for the related Monthly Period deposited into the
           Collection Account to be treated as Available Finance Charge Collections ..............                $               -
                                                                                                                  -----------------

       c.  Interest earnings on the Reserve Account deposited into the Collection Account
           to be treated as Available Finance Charge Collections .................................                $               -
                                                                                                                  -----------------

   17. Cash Collateral Account

       a.  The Required Cash Collateral Account Amount on the related Payment Date ...............                $    9,000,000.00
                                                                                                                  -----------------

       b.  The Available Cash Collateral Account Amount on the related Payment Date. .............                $    9,000,000.00
                                                                                                                  -----------------

   18. Investor Charge-Offs

       a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period ...........                $               -
                                                                                                                  -----------------

       b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ...........                $               -
                                                                                                                  -----------------

   19. The Monthly Principal Reallocation Amount for the related Monthly Period ..................                $               -
                                                                                                                  -----------------

                                         Advanta Bank Corp.
                                         as Servicer

                                         By: /s/ MICHAEL COCO
                                         Name: Michael Coco
                                         Title: Vice President and Treasurer